Exhibit 10.17

Tenant: Ambiq Micro, Inc. Premises: River Place - Building 7, Suite 200

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (“Amendment”) is made and entered into as of 11/29/2022 , by and between G&I VII RIVER PLACE LP, a Delaware limited partnership (“Landlord”), and AMBIQ MICRO, INC., a Delaware corporation (“Tenant”).

A. Landlord and Tenant are parties to a Lease (“Original Lease”) dated as of November 11, 2016, as amended by a First Amendment to Lease (“First Amendment”) dated as of September 6, 2019, and a Second Amendment to Lease dated as of December 11, 2020 (the Original Lease as so amended is referred to herein as the “Current Lease”), for the Premises deemed to contain 12,402 rentable square feet presently known as Suite 200 in the Building known as River Place, Building 7 located at 6500 River Place Boulevard, Austin, Texas. The Current Lease as amended by this Amendment is referred to herein as the “Lease”.

B. The Term currently expires on June 30, 2023. Landlord and Tenant agree to amend the Current Lease to extend the Term upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, Landlord and Tenant hereby agree as follows:

1. Incorporation of Recitals; Definitions. The recitals set forth above are hereby incorporated herein by reference as if set forth in full in the body of this Amendment. Capitalized terms used but not otherwise defined in this Amendment have the respective meanings given to them in the Current Lease.

2. Term. The Term is hereby extended by an additional 24 months, for the period commencing on July 1, 2023, and terminating on June 30, 2025. Except as set forth in Section 5 of the First Amendment, any and all options of Tenant to extend or reduce the Term, terminate the Lease, or expand or reduce the size of the Premises, including without limitation rights of first refusal, offer, and negotiation, are hereby deleted in their entireties and are of no further force and effect. For purposes of clarity, the Extension Term (as defined in Section 5 of the First Amendment) means the period beginning on July 1, 2025, and ending on June 30, 2028.

3. Fixed Rent.

(a) Effective on July 1, 2023, Tenant covenants and agrees to pay to Landlord, without notice, demand, setoff, deduction, or counterclaim, Fixed Rent during the Term as follows, payable in advance in the monthly installments set forth below and otherwise in accordance with the terms of the Lease:

Time Period	Annual Fixed Rent Per Rentable Square Foot of Premises	Annualized Fixed Rent	Monthly Fixed Rent
7/1/23 – 6/30/24	$25.00	$310,050.00	$25,837.50
7/1/24 – 6/30/25	$25.75	$319,351.50	$26,612.63

4. Condition of Premises. Except as set forth otherwise on Exhibit A attached hereto, Tenant acknowledges and agrees that Landlord has no obligation under the Lease to make any improvements to or perform any work in the Premises, or provide any improvement allowance, and Tenant accepts the Premises in their current “AS IS” condition. Tenant acknowledges that the Leasehold Improvements (as defined in Exhibit A) will be completed while Tenant is occupying the Premises, and may interfere with or disrupt

Tenant’s business or otherwise inconvenience Tenant. Landlord’s completion of the Leasehold Improvements during Tenant’s occupancy of the Premises will not be considered a breach of Tenant’s rights under the Lease. Landlord will use commercially reasonable efforts to minimize any disruption or inconvenience to Tenant, provided Tenant will reasonably cooperate with Landlord with respect to the Leasehold Improvements, including without limitation packing loose and personal contents and moving Tenant’s electronic equipment as reasonably directed by Landlord. Landlord will provide Tenant with a schedule for completing the Leasehold Improvements, after which Tenant will provide access to the Premises to Landlord without Landlord having to provide any further notice to Tenant. Landlord will use commercially reasonable efforts to complete the Leasehold Improvements within 15 weeks after Tenant makes its selections from Landlord’s Building-standard finishes for the Leasehold Improvements, as set forth in Exhibit A attached hereto.

5. Brokers. Landlord and Tenant each represents and warrants to the other that such representing party has had no dealings, negotiations, or consultations with respect to the Premises or this transaction with any broker or finder other than a Landlord affiliate, representing Landlord, and Jones Lang LaSalle (“Broker”), representing Tenant. Each party must indemnify, defend, and hold harmless the other from and against any and all liability, cost, and expense (including reasonable attorneys’ fees and court costs), arising out of or from or related to its misrepresentation or breach of warranty under this Section. Landlord must pay Broker a commission in connection with this Amendment pursuant to the terms of a separate written agreement between Landlord and Broker. This Section will survive the expiration or earlier termination of the Term.

6. Notices. The current addresses for notices to each party under the Lease are set forth below:

Tenant:	Ambiq Micro, Inc.

Attn: Paula Floyd, Controller

6500 River Place Boulevard, Suite 200

Austin, TX 78730

Email: paula.floyd@ambiq.com

Landlord:	G&I VII River Place LP

c/o Brandywine Realty Trust

Attn: Legal Notices/Legal Dept., RE: Building 823

Cira Centre

2929 Arch St., Suite 1800

Philadelphia, PA 19104

Phone: 610-325-5600

Email: Legal.Notices@bdnreit.com

Notwithstanding anything to the contrary in the Lease, billing statements and the like may be sent by regular mail or electronic means (such as email) to Tenant’s billing contact without copies.

Tenant’s billing contact:

Ambiq Micro, Inc.

Attn: Paula Floyd, Controller

6500 River Place Boulevard, Suite 200

Austin, TX 78730

Email: paula.floyd@ambiq.com

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For informational purposes, Tenant’s current contacts for the following are set forth below, and Tenant shall endeavor to notify Landlord in writing of any changes to this information:

(1) Tenant insurance certificates:

Name: Paula Floyd, Controller

Email: paula.floyd@ambiq.com

(2) Tenant property management issues:

Name: Paula Floyd, Controller

Email: paula.floyd@ambiq.com

7. Effect of Amendment; Ratification. Landlord and Tenant hereby acknowledge and agree that, except as provided in this Amendment, the Current Lease has not been modified, amended, canceled, terminated, released, superseded, or otherwise rendered of no force or effect. The Current Lease is hereby ratified and confirmed by the parties hereto, and every provision, covenant, condition, obligation, right, term, and power contained in and under the Current Lease continues in full force and effect, affected by this Amendment only to the extent of the amendments and modifications set forth herein. In the event of any conflict between the terms and conditions of this Amendment and those of the Current Lease, the terms and conditions of this Amendment control. To the extent permitted by applicable law, Landlord and Tenant hereby waive trial by jury in any action, proceeding, or counterclaim brought by either against the other on any matter arising out of or in any way connected with the Lease, the relationship of Landlord and Tenant, or Tenant’s use or occupancy of the Building, any claim or injury or damage, or any emergency or other statutory remedy with respect thereto.

8. Representations. Each of Landlord and Tenant represents and warrants to the other that the individual executing this Amendment on such party’s behalf is authorized to do so. Tenant hereby represents and warrants to Landlord that there are no defaults by Landlord or Tenant under the Current Lease, nor any event that with the giving of notice or the passage of time, or both, will constitute a default under the Current Lease.

9. Counterparts; Electronic Transmittal. This Amendment may be executed in any number of counterparts, each of which when taken together will be deemed to be one and the same instrument. The parties acknowledge and agree that notwithstanding any law or presumption to the contrary, the exchange of copies of this Amendment and signature pages by electronic transmission will constitute effective execution and delivery of this Amendment for all purposes, and signatures of the parties hereto transmitted and/or produced electronically will be deemed to be their original signature for all purposes.

10. OFAC. Each party hereto represents and warrants to the other that such party is not a party with whom the other is prohibited from doing business pursuant to the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury, including those parties named on OFAC’s Specially Designated Nationals and Blocked Persons List. Each party hereto is currently in compliance with, and must at all times during the Term remain in compliance with, the regulations of OFAC and any other governmental requirement relating thereto. Each party hereto must defend, indemnify, and hold harmless the other from and against any and all claims, damages, losses, risks, liabilities and expenses (including reasonable attorneys’ fees and costs) incurred by the other to the extent arising from or related to any breach of the foregoing certifications. The foregoing indemnity obligations will survive the expiration or earlier termination of the Lease.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the date first-above written.

LANDLORD:
G&I VII RIVER PLACE LP

By: G&I VII River Place GP LLC, its general partner

By:	/s/ Suzanne Stumpf
Name:	Suzanne Stumpf
Title:	SVP, Asset Management
Date:	11/29/2022

TENANT:
AMBIQ MICRO, INC.

By:	/s/ Scott Goodwin
Name:	Scott Goodwin
Title:	CFO
Date:	11/29/2022

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EXHIBIT A

LEASEHOLD IMPROVEMENTS

1. Landlord will, using Building-standard materials and finishes, complete the improvements in the Premises (collectively, “Leasehold Improvements”) substantially as shown or described on Exhibit A-1 attached hereto and substantially in accordance with the scope of work attached hereto as Exhibit A-2 (collectively, “Scope of Work”), but expressly excluding any items indicated as alternates or adds. Within three business days after full execution and delivery of the Amendment, Tenant shall select from Landlord’s Building-standard finishes for the Leasehold Improvements, provided if Tenant fails to do so, then Landlord shall have the right to make the finish selections. The Leasehold Improvements shall expressly not include any finishes, materials, or improvements not specifically addressed and detailed on the Scope of Work. If any material revision to the Leasehold Improvements is deemed necessary by Landlord, such revision will be submitted to Tenant for approval, which approval may not be unreasonably withheld, conditioned, or delayed. Any provision of this Exhibit to the contrary notwithstanding, the Leasehold Improvements shall not include any telephone, telephone switching, telephone, data, and security cabling and systems, cabling, wiring, furniture, computers, servers, suite security, Tenant’s trade fixtures and equipment, and other personal property installed (or to be installed) by or on behalf of Tenant in the Premises (“Tenant’s Equipment”) or any of the associated permits therefor.

2. “Punch List” means the list of items of Leasehold Improvements, if any, that require installation, correction, repair, or replacement, do not materially affect Tenant’s ability to use the Premises for the Permitted Use, and are listed in a writing prepared in accordance with this paragraph. Landlord’s representative shall schedule a walkthrough of the Premises with Tenant’s representative to occur on or after Substantial completion of the Leasehold Improvements, from which Landlord’s representative shall generate a final Punch List. Landlord shall diligently pursue completion of any Punch List work, and make commercially reasonable efforts to complete all Punch List work within 30 days after Substantial completion of the Leasehold Improvements, subject to long-lead items. The taking of possession of the Premises by Tenant shall constitute an acknowledgment by Tenant that the Premises are in good condition and that all work and materials provided by Landlord are satisfactory except as to any latent defects discovered within the first 12 months of the Term and items contained in the Punch List.

3. Tenant is solely responsible for the purchase and installation of all Tenant’s Equipment, including without limitation its data/telecommunication systems and wiring at the Premises. Subject to Landlord’s reasonable approval, Tenant may use the vendor of its choice for such installation. Tenant shall mark and tag all wiring and cabling installed by it or on its behalf upon installation. Tenant must contact the municipality in which the Building is located for specific installation requirements, comply with all local rules and regulations, and obtain and pay for any and all required permits in connection therewith.

A-5

EXHIBIT A-1 SPACE PLAN/SCOPE OF WORK (NOT TO SCALE) New carpet installed throughout New paint throughout New herculite door and light kit New plastic laminate countertops Install sound insulation and glass door in the office circled in the image below

<u>EXHIBIT A-1</u>

SPACE PLAN/SCOPE OF WORK (NOT TO SCALE)

Collab Corner
17
Jeff L 18
Victor 19
Shiva 20
Libor 21
Print
Engineering Zone
15
14
13
12
11 Paula
Finance Zone
10
9
8
7
6 Gina
1
2 Ky
3
4
Ping Pong
Storage
Snack Wall!
Finance Bettie
Kitchen
Print
Break Area
Lounge
Austin Conference Room
Town Lake
Barton Creek
Find Your Zone!
Preference for Flex Spots on dedicated Collaboration Days
Tuesday: Execs, Sales
Wednesday: Engineering, AD, APP
Thursday: S&S, Finance, HR
Sreeni 22
Rick 25
23
24 Michael
26
Dan C. 29
27 Jeff A.
28
Cory 30
Jamie 31
Lab Zone
Dane 33
Tony 32
34
35 Praveen
HR Zone
APP & AD Zone
Server Room
CEO
HR Kris
AD Scott
Ken 36
Jessica 37
38
39 Anshum
Lab
Software & Solutions Zone
40
41
42 Chad
43 Dan
SS Dave
Sales Paul
Grant 44
Ron 45
46
47
Sales Zone
Flex Lockers
Advanced Development
Sales
Finance
Human Resources
Flex
Engineering
Solutions & Software
Architecture & Product Planning

A-1-1

turnkey minor work/amendment

EXHIBIT A-2 GC: Marcon Construction Company Address: 708 East Howard Lane Phone: 512-990-7808 Contact: Cory c Carter Tenant: Ambig Architect: Bldg: River Place 7 Engineer Floor: 200 Date: 9/29/2022 RSF:

EXHIBIT A-2

Tenant: Ambig
Bldg: River Place 7
Floor: 200
Date: 9/29/2022

Architect:
Engineer:
RSF:

	Description	Cost	$/sf	Comments / Subcontractor
	General Conditions	$3,025.10	#DIV/0!	
	Building Permit & CO	$0.00	#DIV/0!	See Alternates
	Building Protection	$1,195.00	#DIV/0!	Protection for elevators and corridors.
	Dumpsters	$2,700.00	#DIV/0!	
	Demolition	$0.00	#DIV/0!	Excluded
	Drywall Partitions	$725.00	#DIV/0!	New Sheetrock Where Laminate Is Removed
	Acoustical Ceilings & Grid	$0.00	#DIV/0!	Excluded
	Doors, Frames & Hardware	$0.00	#DIV/0!	Excluded
	Glass & Glazing	$0.00	#DIV/0!	Excluded
	Tape, Float & Paint	$1,125.00	#DIV/0!	Tape & Float Where Laminate Splash Is Remove
	Wall Covering	$0.00	#DIV/0!	Excluded
	Electrical	$0.00	#DIV/0!	Excluded
	HVAC	$0.00	#DIV/0!	Excluded
	Plumbing	$2,490.00	#DIV/0!	Pull & Reset Sink
	Sprinklers	$0.00	#DIV/0!	Excluded
	Fire Alarm	$0.00	#DIV/0!	Excluded
	Mill Work	$2,475.00	#DIV/0!	New Plastic Laminate Countertop, Painting Excluded
	Carpet & Base	$46,842.00	#DIV/0!	Includes After Hours, Demo & Furniture Moving/ $ 28.00 A Yard Allowance
	GPR Scan	$0.00	#DIV/0!	Excluded
	Polished Concrete	$0.00	#DIV/0!	Excluded
	Ceramic Tile	$0.00	#DIV/0!	Excluded
	Partitions	$0.00	#DIV/0!	Excluded
	Final Clean	$2,950.00	#DIV/0!	
				Excludes Flooring At Break Room, Lab & Server Rooms
	Subtotal	**$63,527.10**	#DIV/0!	
	Supervision	$ 3,811.63	#DIV/0!	
	Overhead & Profit	$ 5,082.17	#DIV/0!	
	Tax	$ 5,974.72	#DIV/0!	
	Total GC Base Contract Quote	**$ 78,395.62**	**#DIV/0!**	
	Alternates		$/sf	
	Permit	$1,800.00		
	Demo VCT Flooring & Install LVT	$2,594.00		Breakroom/ $ 6.00 SF Allowance
	Top Out Walls At (2) Specified Offices	$5,752.00		
		$ 88,541.62		

Ambig Carpet & P-Lam Top—09-29-22

A-2-1

turnkey minor work/amendment

Marcon Construction Company 708 East Howard Lane Austin, Texas 78753 Office # 512-990-7808 Fax # 512-990-7772 Construction Work Order # 09-01-22-1-CC Date: 09-01-2022 Project: Ambiq We Propose To Do The Following: 1. Provide labor and materials to remove the specified entry door. 2. Prep entry way to receive a new building standard Herculite door, sidelight & hardware. 3. Patch sheetrock as needed. 4. Tape, float & paint affected areas. 5. Patch flooring and wall base at affected areas. Total-$ 23,925.00 Tax included (Regular Hours) Thanks For The Opportunity, Cory C Carter Authorized By: Representing: Brandywine Reality 6500 RiverPlace Drive Austine, Texas 78746

Marcon Construction Company 708 East Howard Lane Austin.,Texas 78753 Office #512-990-7808 Fax # 512-990-7772 Construction Work Order # 09-08-22-2-CC Date: 09-08-2022 Project: Ambiq We Propose To Do The Following: 1. Provide labor and materials to install a full light glass kit in an existing door. Total-$1,957.00 Tax Included (Regular Hours) Thanks For The Opportunity, Cory C Carter Authorized By: Representing: Brandywine Reality 6500 RiverPlace Drive Austin, Texas 78746

Marcon Construction Company 708 east Howard lane Austin, Texas 78753 Office #512-990-7808    fax #512-990-7772 Construction work Order #09-01-22-2-CC Date: 09-01-2022 Project: Ambiq We propose To Do The Following: Provide labor and materials to touch up walls within space as discussed. Float out graphic striping areas. Paint wall with one coat primer and one coat eggshell finish as discussed. Total-$ 14,470.00 Tax Include (Regular Hours) To do this after hours add 4 4,832 to the above total. Thanks for the Opportunity, Cory C Carter Authorized By: Representing: Brandywine Realty 6500 RiverPlace Drive Austin, Texas 78746